Consolidated Statements of Income (Unaudited) For the 3 months ending December 31, 2003 and 2002

	4th Quarter

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$86,827	$72,477	$14,350
Natural gas distribution	115,565	101,973	13,592

Total operating revenues	202,392	174,450	27,942

Operating Expenses
Cost of gas	54,778	45,772	9,006
Operations & maintenance	59,214	53,970	5,244
DD&A	29,385	25,791	3,594
Taxes, other than income taxes	15,719	13,293	2,426

Total operating expenses	159,096	138,826	20,270

Operating Income	43,296	35,624	7,672

Other Income (Expense)
Interest expense	(10,553)	(10,884)	331
Accretion expense	(471)	(489)	18
Other income	1,336	5,061	(3,725)
Other expense	(1,759)	(4,489)	2,730

Total other expense	(11,447)	(10,801)	(646)

Income Before Income Taxes	31,849	24,823	7,026
Income tax expense	10,823	6,336	4,487

Income from Continuing Operations	21,026	18,487	2,539

Discontinued Operations, Net of Taxes
Income from operations	6	329	(323)
Gain (loss) on disposal	(202)	270	(472)

Income (Loss) from Discontinued Operations	(196)	599	(795)

Net Income	$20,830	$19,086	$1,744

Diluted Earnings Per Share
Continuing operations	$0.58	$0.53	$0.05
Discontinued operations	(0.01)	0.02	(0.03)

Net Income	$0.57	$0.55	$0.02

Basic Earnings Per Share
Continuing operations	$0.58	$0.53	$0.05
Discontinued operations	-	0.02	(0.02)

Net Income	$0.58	$0.55	$0.03

Diluted Avg. Common Shares Outstanding	36,394	34,858	1,536

Basic Avg. Common Shares Outstanding	36,055	34,606	1,449

Dividends Per Share	$0.185	$0.18	$0.005

Consolidated Statements of Income (Unaudited) For the 12 months ending December 31, 2003 and 2002

Year to Date

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$353,122	$244,120	$109,002
Natural gas distribution	489,099	424,431	64,668

Total operating revenues	842,221	668,551	173,670

Operating Expenses
Cost of gas	233,823	189,810	44,013
Operations & maintenance	208,219	191,656	16,563
DD&A	116,858	101,691	15,167
Taxes, other than income taxes	63,543	49,619	13,924

Total operating expenses	622,443	532,776	89,667

Operating Income	219,778	135,775	84,003

Other Income (Expense)
Interest expense	(42,262)	(43,713)	1,451
Accretion expense	(1,890)	(1,819)	(71)
Other income	8,744	15,644	(6,900)
Other expense	(9,977)	(15,103)	5,126

Total other expense	(45,385)	(44,991)	(394)

Income Before Income Taxes	174,393	90,784	83,609
Income tax expense	64,128	20,388	43,740

Income from Continuing Operations	110,265	70,396	39,869

Discontinued Operations, Net of Taxes
Income from operations	973	(80)	1,053
Gain (loss) on disposal	(584)	543	(1,127)

Income from Discontinued Operations	389	463	(74)

Cumulative effect on prior years of a change in accounting principle, net of taxes	-	(2,220)	2,220

Net Income	$110,654	$68,639	$42,015

Diluted Earnings Per Share
Continuing operations	$3.09	$2.08	$1.01
Discontinued operations	0.01	0.02	(0.01)
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$3.10	$2.03	$1.07

Basic Earnings Per Share
Continuing operations	$3.11	$2.09	$1.02
Discontinued operations	0.01	0.02	(0.01)
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$3.12	$2.04	$1.08

Diluted Avg. Common Shares Outstanding	35,717	33,838	1,879

Basic Avg. Common Shares Outstanding	35,434	33,605	1,829

Dividends Per Share	$0.73	$0.71	$0.02

Selected Business Segment Data (Unaudited) For the 3 months ending December 31, 2003 and 2002

	4th Quarter

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$57,488	$42,626	$14,862
Oil	22,081	21,752	329
Natural gas liquids	6,994	7,036	(42)
Other	264	1,063	(799)

Total	$86,827	$72,477	$14,350

Production volumes from continuing operations
Natural gas (MMcf)	13,964	12,010	1,954
Oil (MBbl)	872	835	37
Natural gas liquids (MBbl)	408	466	(58)

Production volumes from continuing ops. (Mmcfe)	21,643	19,812	1,831
Total sales volume (Mmcfe)	21,644	20,601	1,043

Average sales price from continuing ops.
Natural gas (Mcf)	$4.12	$3.55	$0.57
Oil (barrel)	$25.32	$26.07	$(0.75)
Natural gas liquids (barrel)	$17.16	$15.10	$2.06

Other data
Lease operating expense (LOE)
LOE and other	$19,912	$18,186	$1,726
Production taxes	16,373	5,413	10,960

Total	$36,285	$23,599	$12,686

DD&A	$19,746	$17,144	$2,602
Capital expenditures	$50,344	$43,504	$6,840
Exploration expense	$73	$1,301	$(1,228)
Operating income	$32,414	$25,231	$7,183

Natural Gas Distribution
Operating revenues
Residential	$74,556	$65,772	$8,784
Commercial and industrial - small	29,083	24,697	4,386
Transportation	10,188	10,130	58
Other	1,738	1,374	364

Total	$115,565	$101,973	$13,592

Gas delivery volumes (MMcf)
Residential	5,397	6,355	(958)
Commercial	2,566	2,846	(280)
Transportation	13,996	15,159	(1,163)

Total	21,959	24,360	(2,401)

Other data
Depreciation and amortization	$9,639	$8,647	$992
Capital expenditures	$15,745	$15,644	$101
Operating income	$12,235	$10,745	$1,490

Selected Business Segment Data (Unaudited) For the 12 months ending December 31, 2003 and 2002

	Year to Date

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$235,649	$145,935	$89,714
Oil	87,200	72,758	14,442
Natural gas liquids	25,890	21,857	4,033
Other	4,383	3,570	813

Total	$353,122	$244,120	$109,002

Production volume from continuing operations
Natural gas (MMcf)	55,433	46,060	9,373
Oil (MBbl)	3,412	3,016	396
Natural gas liquids (MBbl)	1,587	1,712	(125)

Production volumes from continuing ops. (Mmcfe)	85,422	74,424	10,998
Total sales volume (Mmcfe)	86,157	77,973	8,184

Average sales price from continuing ops.
Natural gas (Mcf)	$4.25	$3.17	$1.08
Oil (barrel)	$25.56	$24.13	$1.43
Natural gas liquids (barrel)	$16.32	$12.77	$3.55

Other data
Lease operating expense (LOE)
LOE and other	$67,920	$57,141	$10,779
Production taxes	27,731	18,254	9,477

Total	$95,651	$75,395	$20,256

DD&A	$79,687	$68,009	$11,678
Capital expenditures	$163,338	$305,476	$(142,138)
Exploration expense	$1,053	$3,595	$(2,542)
Operating income	$155,481	$78,105	$77,376

Natural Gas Distribution
Operating revenues
Residential	$320,938	$277,088	$43,850
Commercial and industrial - small	126,638	104,247	22,391
Transportation	38,250	38,395	(145)
Other	3,273	4,701	(1,428)

Total	$489,099	$424,431	$64,668

Gas delivery volumes (MMcf)
Residential	27,248	26,358	890
Commercial	12,564	11,838	726
Transportation	55,623	59,644	(4,021)

Total	95,435	97,840	(2,405)

Other data
Depreciation and amortization	$37,171	$33,682	$3,489
Capital expenditures	$57,906	$65,815	$(7,909)
Operating income	$66,848	$59,370	$7,478